Exhibit 10.28

REVEL AC, INC.

AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

1. Purpose and Eligibility.

a. Purpose. The purpose of this Amended and Restated 2011 Equity Incentive Plan (the “Plan”) of Revel AC, Inc., a Delaware corporation (the “Company”) is to advance the best interests of the Company by attracting able persons to enter the employ of the Company by providing stock options, stock issuances and other equity interests in the Company (each, an “Award”) to reward such persons based on the Company’s performance. Any person to whom an Award has been granted under the Plan is called a “Participant.” Additional definitions are contained in Section 10.

b. Eligibility. The Board of Directors of the Company (the “Board”) shall have the right to grant Awards to employees, officers, directors, consultants and advisors of the Company and its Parent and Subsidiaries; provided, however, that any employee, officer, consultant and advisor that was employed, retained or otherwise engaged by the Company, its Parent or Subsidiaries on February 17, 2011 shall not be eligible to participate in this Plan.

2. Administration

a. Administration by Board of Directors. The Plan will be administered by the Board. The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. The Board shall have authority, subject to the express limitations of the Plan, (i) to construe and determine the respective Award Agreement, Awards and the Plan, (ii) to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards, (iii) to determine the terms and provisions of the respective Award Agreements and Awards, which need not be identical, (iv) to initiate an Option Exchange Program, and (v) to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration and interpretation of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any Award Agreement or Award into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be final and binding on all interested persons. All amendments to an existing or issued Award shall be subject to Section 7(j), hereof. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b. Appointment of Committee. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). If so delegated, all references in the Plan to the “Board” shall mean such Committee or the Board.

c. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

d. Applicability of Rule 16b-3. Notwithstanding anything to the contrary in the foregoing if, or at such time as, the Common Stock is or becomes registered under Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or any successor statute, the Plan shall be administered in a manner consistent with Rule 16b-3 promulgated thereunder, as it may be amended from time to time, or any successor rules (“Rule 16b-3”), such that all subsequent grants of Awards hereunder to Reporting Persons, as hereinafter defined, shall be exempt under Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16 (a) of the Exchange Act (a “Reporting Person”).

e. Applicability of Section 162(m). Those provisions of the Plan which are required by or make express reference to Section 162(m) of the Code or any regulations thereunder, or any successor section of the Code or regulations thereunder (“Section 162(m)”) shall apply only upon the Company’s becoming a company that is subject to Section 162(m). Notwithstanding any provisions in this Plan to the contrary, whenever the Board is authorized to exercise its discretion in the administration or amendment of this Plan or any Award hereunder or otherwise, the Board may not exercise such discretion in a manner that would cause any outstanding Award that would otherwise qualify as performance-based compensation under Section 162(m) to fail to so qualify under Section 162(m).

3. Stock Available for Awards.

a. Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock that may be issued pursuant to the Plan is the Available Shares (as specified on the last page hereof). If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If an Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Award shall again be available for subsequent Awards under the Plan, and if shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than the price paid for such shares, such shares of Common Stock shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b. Per-Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than [6,000,000] shares of Common Stock. The per Participant limit described in this Section 3(b) shall be construed and applied consistently with Section 162(m).

c. Adjustment to Common Stock. Subject to Section 7, in the event of any stock split, reverse stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, (i) the number and class of Available Shares and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding Award shall be adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate; provided, however, that no adjustment shall be made, under this Section 3(c), for any exercise of the Warrants or the vesting of any outstanding Unvested Management Shares. Any adjustment, under this Section 3(c), to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards.

4. Stock Options.

a. General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the shares of Common Stock issued upon the exercise of each Option, including, but not limited to, vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws. Each Option will be evidenced by an Award Agreement, consisting of a Notice of Stock Option Award and Stock Option Award Terms (collectively, an “Award Agreement”).

b. Incentive Stock Options. An Option that the Board intends to be an incentive stock option (an “Incentive Stock Option”) as defined in Section 422 of the Code, as amended, or any successor statute (“Section 422”), shall be granted only to an employee of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option” or “Nonqualified Stock Option.”

c. Dollar Limitation. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to qualify as Incentive Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (as defined in Section 4(h) below) (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options. For the purpose of this limitation, unless otherwise required by the Code or regulations of the Internal Revenue Service or determined by the Board, Options shall be taken into account in the order granted, and the Board may designate that portion of any Incentive Stock Option that shall be treated as Nonqualified Stock Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Board considers appropriate, including after the issuance of the Option or at the time of its exercise.

d. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable Award Agreement, provided, however, in no event may the per share exercise price of an Incentive Stock Option be less than the Fair Market Value of the Common Stock on the date such Option is granted. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, then the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date of grant.

e. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award Agreement; provided, that the term of any Incentive Stock Option may not be more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no longer than five (5) years from the date of grant.

f. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(g) and the Award Agreement for the number of shares for which the Option is exercised.

g. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment as permitted by the Board in its sole and absolute discretion:

i. by check payable to the order of the Company;

ii. only if the Common Stock is then publicly traded, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

iii. to the extent explicitly provided in the applicable Award Agreement, by delivery of shares of Common Stock owned by the Participant valued at Fair Market Value; or

iv. payment of such other lawful consideration as the Board may determine.

Except as otherwise expressly set forth in a Award Agreement, the Board shall have no obligation to accept consideration other than cash and in particular, unless the Board so expressly provides, in no event will the Company accept the delivery of shares of Common Stock that have not been owned by the Participant at least six months prior to the exercise. The Fair Market Value of any shares of the Company’s Common Stock which may be delivered upon exercise of an Option shall be determined as provided for in Section 4(h). The Fair Market Value of any other non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Board.

h. Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company’s Common Stock is publicly traded under the Exchange Act, “Fair Market Value” shall mean (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its fair market value shall be the last reported sales price for such stock (on that date) or the closing bid, if no sales were reported as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Board deems reliable; or (ii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a national market system. In the absence of an established market for the Common Stock, the fair market value thereof shall be determined by the Board, in good faith, in accordance the valuation requirements set forth in Section 409A and Treasury Regulation Section 1.409A-1(b)(5)(iv)(B).

5. Restricted Stock

a. Grants. The Board may grant Awards to Participants of restricted shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

6. Unrestricted Stock and Other Stock-Based Awards.

a. Unrestricted Stock Awards. The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Award to any Participant pursuant to which such Participant may receive shares of Common Stock free of any restrictions under the Plan.

b. Other Stock-Based Awards. The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of stock appreciation rights, phantom stock awards or stock units.

7. General Provisions Applicable to Awards.

a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except as the Board may otherwise determine or provide in an Award, that Nonstatutory Stock Options and Restricted Stock Awards may be transferred pursuant to a qualified domestic relations order (as defined in Employee Retirement Income Security Act of 1974, as amended) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Award Agreement and Restricted Stock Award, which are applicable to the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d. Additional Award Provisions. The Board may, in its sole discretion, include additional provisions in any Award Agreement, Restricted Stock Award or other Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of Awards, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

e. Termination of Status. The Board shall determine the effect on an Award of the disability (as defined in Code Section 22(e)(3)), death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options.

f. Change of Control of the Company

i. Unless otherwise expressly provided in the applicable Award Agreement, in connection with the occurrence of a Change of Control (as defined below), the Board shall, in its sole discretion as to any outstanding Award (including any portion thereof; on the same basis or on different bases, as the Board shall specify), take one or any combination of the following actions:

A. make appropriate provision for the continuation of such Award by the Company or the assumption of such Award by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Award either (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change of Control, (y) shares of stock of the surviving or acquiring corporation or (z) such other securities as the Board deems appropriate, the Fair Market Value of which shall not materially differ from the Fair Market Value of the shares of Common Stock subject to such Award immediately preceding the Change of Control (as determined by the Board in its sole discretion);

B. accelerate the date of exercise or vesting of such Award;

C. permit the exchange of such Award for the right to participate in any stock option or other employee benefit plan of any successor corporation;

D. provide for the repurchase of the Award for an amount equal to the difference of (i) the consideration received per share for the securities underlying the Award in the

Change of Control minus (ii) the per share exercise price of such securities. Such amount shall be payable in cash or the property payable in respect of such securities in connection with the Change of Control. The value of any such property shall be determined by the Board in its discretion; or

E. provide for the termination of such Award immediately prior to the consummation of the Change of Control; provided that no such termination will be effective if the Change of Control is not consummated.

For the purpose of this Agreement, a “Change of Control” shall mean: (i) any merger, business combination, consolidation or purchase of outstanding stock of the Company after which the voting stock of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting stock of the Company or such surviving or acquiring entity outstanding immediately after such event (other than as a result of a financing transaction); or (ii) any sale of all or substantially all of the capital stock or assets of the Company (other than in a spin-off or similar transaction). A sale of substantially all of the Company’s assets shall be deemed to occur when the Company sells eighty percent (80%) of the total gross fair market value of all of the assets of the Company immediately before such sale. “Gross fair market value” has the meaning ascribed to it in Treasury Regulation Section 1.409A-3(i)(5)(vii).

g. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Board in its sole discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the shares of Common Stock covered by the Option or Award, including shares as to which the Option or Award would not otherwise be exercisable, which exercise may in the sole discretion of the Board, be made subject to and conditioned upon the consummation of such proposed transaction. In addition, the Board may provide that any Company repurchase option applicable to any shares of Common Stock purchased upon exercise of an Option or Award shall lapse as to all such shares of Common Stock, provided the proposed dissolution and liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate upon the consummation of such proposed action.

h. Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

i. Parachute Payments and Parachute Awards. Notwithstanding the provisions of Section 7(f), if, in connection with a Change of Control described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such Section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided, however, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Change of Control, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(i) shall be made by the Board.

j. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

k. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

l. Acceleration and Extension. The Board may, in its sole discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, (i) accelerate the date or dates on which all or any particular Options or Awards granted under the Plan may be exercised, or (ii) extend the dates during which all or any particular Options or Awards granted under the Plan may be exercised or vest. Notwithstanding the previous sentence, the Board may take any of the foregoing actions despite the fact that such actions may (i) cause the application of Sections 280G and 4999 of the Code if a Change of Control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

m. Time of Granting Awards. The grant of an Award shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of such Award and all conditions to the grant have been satisfied, provided that conditions to the grant, exercise or vesting of an Award shall not defer the date of grant. Notice of a grant shall be given to each Participant to whom an Award is so granted within a reasonable time after the determination has been made.

n. Participation in Foreign Countries. The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

8. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or the receipt of shares subject to the Award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an Award may elect to satisfy such obligation, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or the receipt of shares subject to an Award or (b) by delivering to the Company shares of Common Stock already owned by the optionee or Award recipient of an Award. The shares so delivered or withheld shall have a Fair Market Value of the shares used to satisfy such withholding obligation as shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or recipient of an Award who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

9. Engagement or Employment Terminated for Cause.

a. No Exercise of Option and Repurchase of Common Stock. If the employment or engagement of any Participant is terminated “for Cause”, the Award may terminate, upon a determination of the Board, on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever and the Company shall have the right to repurchase any shares of Common Stock subject to an Award whether or not such shares have vested. For purposes of this Section 9, “for Cause” shall be defined as follows: (i) if the Participant has executed an employment agreement, the definition of “cause” contained therein, if any, shall govern, or (ii) conduct, as determined by the Board of Directors, involving one or more of the following: (a) gross misconduct or inadequate performance by the Participant which is injurious to the Company; or (b) the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company; or (c) the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company) or the violation of any noncompetition or nonsolicitation covenant or assignment of inventions obligation with the Company; or (d) the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to breach a contract with the Company or to decline to do business with the Company; or (e) the indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his or her obligations to the Company or which shall adversely affect the Participant’s ability to perform such obligations; or (f) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or (g) the failure of the Participant to perform in a material respect his or her employment, consulting or advisory obligations without proper cause. In making such determination, the Board shall act fairly and in utmost good faith. The Board may in its discretion waive or modify the provisions of this Section with respect to any individual Participant with regard to the facts and circumstances of any particular situation.

b. Recapture of Gain. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Participant on account of actions taken by the Participant in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Parent or Subsidiary thereof or any confidentiality obligation with respect to the Company or any Parent or Subsidiary thereof or otherwise in competition with the Company or any Parent or Subsidiary thereof, to the extent specified in such Award Agreement applicable to the Participant.

10. Miscellaneous.

a. Definitions.

i. “Common Stock” means the common stock, par value $0.0001 per share, of the Company.

ii. “Company”, for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Revel AC, Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of Revel AC, Inc., as defined in Section 424(e) of the Code (a “Parent”). For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

iii. “Code” means the Internal Revenue Code of 1986, as amended, and any Treasury Regulations promulgated thereunder.

iv. “Effective Date” means the date the Plan is adopted by the Company’s Board of Directors.

v. “Option Exchange Program” means a program whereby outstanding options are exchanged for options with a lower exercise price.

vi. “Stock Restriction Agreement” means the Stock Restriction Agreement, dated as of February 17, 2011, between the Company and Revel Group, LLC.

vii. “Unvested Management Share” means the 9,947,712 shares of Common Stock owned by Revel Group, LLC, as of February 17, 2011, which are subject to the vesting provisions of the Stock Restriction Agreement.

viii. “Warrant” means the warrants issued pursuant to the Warrant Agreement exercisable in the aggregate for 152,200,000 shares of Common Stock, subject to adjustment as provided for in the Warrant Agreement.

ix. “Warrant Agreement” means the agreement dated as of February 17, 2011, between the Company and U.S. Bank National Association, as warrant agent.

b. No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

c. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

d. Compliance with Law. The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the Participant, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulation. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any share subject to an Award on any security exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Common Stock may be issued or sold to the Participant or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way effect the date of termination of the Award. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933, as amended. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Common Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes that a Option shall not be exercised until the shares of Common Stock covered by such Option are registered or exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or availability of such an exemption.

e. Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

f. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

g. Code Section 409A. It is the intention of the Company that no Award shall be “deferred compensation” subject to Code Section 409A unless and to the extent that the Board specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Board determines will be subject to Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash pursuant thereto, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Code Section 409A. Notwithstanding any provision herein to the contrary, any Award issued under the Plan that constitutes a deferral of compensation under a “nonqualified deferred compensation plan” as defined under Code Section 409A(d)(1) and is not specifically designated as such by the Board shall be modified or cancelled to comply with the requirements of Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash pursuant thereto. Unless expressly permitted by the Board in an Award Agreement, a Participant does not have any right to make any election regarding the time or form of any payment pursuant to an Award.

h. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles.

Approvals

Amended and Restated Plan:

Available Shares:	10,136,809 (this number reflects 5% of the total number of Common Stock outstanding on February 17, 2011 (on a fully-diluted basis giving effect to the exercise of the Warrants and the full vesting of any outstanding Unvested Management Shares) plus an additional 712,611 Available Shares authorized for issuance to Non-Employee Directors).

Adopted by the Board of Directors on:	August 1, 2012
Approved by the Stockholders on: